UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212-995-8300

Date of fiscal year end:

12/31

Date of reporting period: 12/31/12

Item 1.  Reports to Stockholders.

Dear Boyar Value Fund Shareholder:

A Look Back at 2012

The leading stock market indices retreated for five consecutive days prior to the end of the year as it appeared that we were about to go over the so-called "fiscal cliff."

Stocks, however, began a broad based rally in late trading on the last day of the year as it appeared that a deal would be ironed out.  On that day, the leading indices were all deeply in the black advancing anywhere from 1.3% to 2.0%. The S&P 500 had its best final day of the year since 1974.  Even as investors continued to abandon the stock market in droves, a trend that has been going on for more than a few years, all the leading indices ended the year with respectable gains. Both the NASDAQ and the S&P 500 advanced by 15.91% and 16.00% respectively, while the Dow gained 10.24%.

Of the major S&P 500 sectors, the financials were the standout in 2012, with a gain of 26% for the year.  One of the components, Bank of America, advanced by more than 100%.  The second best sector was consumer discretionary, up 22%.  The only losing sector was utilities, which lost 2.9% of its value.

Stocks were negative in the fourth quarter, with the S&P 500 down 0.38%.  According to CNBC, since 1928, the S&P 500 has declined in the fourth quarter just four times in years when the index also had scored double-digit gains for the calendar year. In each case, the market rose an average of 12.2% in the following year.

Performance

The Boyar Value Fund had a very good year, both on an absolute and relative basis, advancing by 20.16%, besting all the major indices by at least 3.74%.

On a risk adjusted basis our returns were even better since we held a fair amount of cash throughout the year.  As mentioned in a Boyar Asset Management client letter during the fall of 2012, “with the market’s advance over the past few years there are fewer bargains to be had.  So we have been selling more than buying,” as a result our cash position has swelled.  Until Mr. Market accommodates us, and stock prices decline to more attractive levels creating the margin of safety necessary for us to put excess capital to work, we will maintain high cash reserves.

A Look Ahead

In last year’s fourth quarter letter to Boyar Asset Management clients we opined, "Election years have typically been very favorable periods for the stock market regardless of the victor.  Since 1928, the S&P 500 has appreciated during 17 of the 21 presidential election years, posting an average gain of about 11%.  From a historical perspective the third year of a presidential term has seen stocks appreciate the most.  Given the modest gains posted by the Dow during 2011, we would not be shocked if performance surprises on the upside during 2012." Obviously, a good call.

By heeding the patterns of history, an investor in the vast majority of instances, should prosper. This year, however there is conflicting data with regard to the future direction of the market.  As was pointed out earlier in this letter, when negative stock market results are posted in the fourth quarter, in years where double digit results are captured by the S&P 500, the following year returns averaged 12%.  Conversely, it has long been observed that the worst year for investors is the first year of a president's term. Data going back to 1926, for the S&P 500 stock market index show the total return of first years, has averaged 8.2%. An investor can manipulate data to no end, but a particularly worrying statistic is the market's return the year after an incumbent has been reelected, which has averaged 0.3%.

On an absolute basis stocks are not nearly as inexpensive as they were in 2009. The Dow is now more than 6,000 points higher than it was in March of that year.  On the other hand the Fed has green lighted the purchase of risk assets, by announcing it will keep interest rates artificially low for another couple of years. So, we have this Bernanke put cushioning the market.  Until the unemployment rate falls to around 6.5% it is O.K. to buy stocks, real estate or commodities. The Fed could not have been more blunt about this.

So far the average investor has not taken the bait; they continued to withdraw money from the stock market throughout the year in favor of the presumed safety of bonds. And who can blame them? They have been burned so many times during the past decade. First they lost a bundle buying internet stocks, then real estate speculation cost them plenty and the financial crises closed their wallets for the time being. Unfortunately, they do not understand the enormous risk they are taking by holding debt that is being priced at artificially low rates solely because of the Fed's enormous appetite for this asset class.

Make no mistake about it: this is a bubble that will inevitably burst. If the 30 year Treasury yield simply returned to its level of a decade ago, over the next five years investors would suffer a meaningful loss of capital. The principle of the bond could decline by 43%...that would swamp the 14% interest income received over five years.

In a prior paragraph we wrote that withdrawals from stock mutual funds continued throughout most of 2012.  However, during the last month of 2012 and the first three weeks of 2013 there are signs that Americans are beginning to fall in love with stocks again.  Significant inflows of money are finding their way into stock mutual funds.  We view this as a negative short term indicator for stocks in general, signaling a potential market correction… in good times and bad, most individual investors tend to buy and sell at precisely the wrong moments.  They dump stocks after the market falls and buy stocks after the market rises, the opposite of what investors aim to do.

So, the outlook for stocks during the next year is cloudy. On a relative basis stocks are still the most attractive asset class, perhaps single family homes in certain parts of the country are equally compelling. The Fed continues to be very accommodating which is always a positive for stocks. Individual investors, until recently, shunned equities, a terrific contrary indicator.  Tempering our appetite for stocks during the short term include the following:

The problems in Europe have not been fully addressed. Our escalating debt burden which now stands at $17 trillion and is growing at the rate of $1 trillion a year: Medicare, Social Security and healthcare cannot be ignored any longer. Syria, Iraq, Iran and Afghanistan, any or all could implode. The slowing Chinese economy and their sizable real estate problem could impede the global economy.  It is never a good idea to fight the Fed, so even with the robust returns of last year, and with opaque visibility stocks could be modestly in the black for a fourth consecutive year.

************************************

Competitive Returns (unaudited)

Average Annual Returns ^

				5/5/98*
				To
(As of 12/31/2012)	1 Year	5 Year	10 Year	12/31/2012
Boyar Value Fund
At NAV	20.16%	1.89%	5.28%	5.06%
Inclusive of sales charges**	14.13%	0.86%	4.74%	4.69%
After taxes on distribution**	14.01%	0.73%	4.37%	4.31%
After taxes on distribution and sale of shares**	9.18%	0.69%	4.04%	3.97%
S&P 500 Index	16.00%	1.66%	7.10%	3.56%

* Inception.
** Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception***

At NAV (5/5/98 through 12/31/12)

S&P 500
Index,
66.97%
Boyar
Value
Fund,
106.09%

*** Calculated without sales charges.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed.  Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distribution.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment.  Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making.  An investment cannot be made directly in an index.  Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2012 was 3.00%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.77% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from the financial highlight table presented in this report.]

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.  The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%.  The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2012)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2012 ^
	1 Year	5 Year	10 Year	5/5/98* to 12/31/12
No load pre-tax returns	20.16%	1.89%	5.28%	5.06%
No load after-tax returns	20.10%	1.78%	4.91%	4.68%
*Inception.

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2012
	Shares		Value
		COMMON STOCK - 78.4%
		APPAREL - 1.5%
	7,000	Hanesbrands, Inc. *	$ 250,740

		BANKS - 7.6%
	23,595	Bank of America Corp.	273,702
	12,707	Bank of New York Mellon Corp. (The)	326,570
	4,430	Citigroup, Inc.	175,251
	10,750	JPMorgan Chase & Co.	472,677
			1,248,200
		COMMERCIAL SERVICES - 1.1%
	13,000	Western Union Co. (The)	176,930

		COMPUTERS - 0.2%
	4,000	Dell, Inc.	40,520

		DIVERSIFIED FINANCIAL SERVICES - 3.2%
	8,500	Ameriprise Financial, Inc.	532,355

		ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
	3,200	Energizer Holdings, Inc.	255,936

		ENTERTAINMENT - 1.8%
	6,016	Madison Square Garden Co., Class A *	266,810
	500	Marriott Vacations Worldwide Corp. *	20,835
			287,645
See accompanying notes to financial statements.
BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
	Shares		Value
		FOOD & BEVERAGE - 7.6%
	5,000	Campbell Soup Co.	$ 174,450
	6,000	HJ Heinz Co.	346,080
	3,000	Kraft Foods Group, Inc.	136,410
	4,500	Molson Coors Brewing Co., Class B	192,555
	9,000	Mondelez International, Inc., Class A	229,230
	5,000	Sysco Corp.	158,300
			1,237,025
		HOUSEHOLD PRODUCTS/WARES - 2.8%
	5,000	Clorox Co. (The)	366,100
	2,200	Scotts Miracle-Gro Co. (The), Class A	96,910
			463,010
		INSURANCE - 4.7%
	10,586	Travelers Cos., Inc. (The)	760,287

		INTERNET - 2.3%
	11,600	Reis, Inc. *	151,148
	11,000	Yahoo!, Inc. *	218,900
			370,048
		LEISURE TIME - 2.9%
	7,500	Carnival Corp.	275,775
	10,000	Interval Leisure Group, Inc.	193,900
			469,675
		LODGING - 1.8%
	5,008	Marriott International, Inc., Class A	186,648
	9,500	MGM Resorts International *	110,580
			297,228
See accompanying notes to financial statements.
BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
	Shares		Value
		MEDIA - 15.5%
	3,641	AMC Networks, Inc., Class A *	$ 180,230
	14,564	Cablevision Systems Corp., Class A	217,586
	16,011	Comcast Corp., Special Class A	575,595
	12,000	Meredith Corp.	413,400
	14,233	Time Warner, Inc.	680,764
	9,500	Walt Disney Co. (The)	473,005
			2,540,580
		MISCELLANEOUS MANUFACTURER - 1.7%
	13,000	General Electric Co.	272,870

		PHARMACEUTICALS - 6.8%
	9,000	Bristol-Myers Squibb Co.	293,310
	2,500	Johnson & Johnson	175,250
	25,500	Pfizer, Inc.	639,540
			1,108,100
		REAL ESTATE - 0.1%
	3,700	Trinity Place Holdings, Inc. *	18,315

		RETAIL - 8.2%
	5,000	CVS Caremark Corp.	241,750
	9,600	Home Depot, Inc.	593,760
	17,000	Saks, Inc. *	178,670
	70,000	Wendy's Co. (The)	329,000
			1,343,180
		SEMICONDUCTORS - 1.0%
	8,000	Intel Corp.	165,040

		SOFTWARE - 2.6%
	16,000	Microsoft Corp.	427,680

		TELECOMMUNICATIONS - 1.2%
	10,000	Cisco Systems, Inc.	196,500
See accompanying notes to financial statements.
BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2012
	Shares		Value
		TRANSPORTATION - 2.2%
	5,000	United Parcel Service, Inc., Class B	$ 368,650

		TOTAL COMMON STOCK (Cost - $10,053,432)	12,830,514

		SHORT - TERM INVESTMENTS - 22.0%
	2,780,413	Dreyfus Institutional Reserves Money Fund, 0.00% **	2,780,413
	821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	821,497
		TOTAL SHORT - TERM INVESTMENTS (Cost - $3,601,910)	3,601,910

		TOTAL INVESTMENTS - 100.4% (Cost - $13,655,342) (a)	$ 16,432,424
		LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4) %	(65,794)
		NET ASSETS - 100.0%	$ 16,366,630

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2012.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal income tax purposes is $13,661,927 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 3,505,501
		Unrealized depreciation:	(735,004)
		Net unrealized appreciation:	$ 2,770,497

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investment securities, at cost	$ 13,655,342
Investment securities, at value	$ 16,432,424
Dividends and interest receivable	8,068
Receivable for Fund shares sold	150
Prepaid expenses and other assets	10,042
TOTAL ASSETS	16,450,684

LIABILITIES
Advisory fees payable	4,597
Management fees payable	2,189
Distribution fees (12b-1) payable	10,039
Fund shares repurchased	6,159
Accrued administration fees	7,689
Accrued transfer agent fees	6,584
Accrued accounting fees	4,120
Accrued custody fees	2,115
Accrued expenses and other liabilities	40,562
TOTAL LIABILITIES	84,054
NET ASSETS	$ 16,366,630

Net Assets Consist Of:
Paid in capital	$ 14,049,577
Accumulated net realized loss from security transactions	(460,029)
Net unrealized appreciation of investments	2,777,082
NET ASSETS	$ 16,366,630

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,016,757
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 16.10

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 16.95

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$ 307,412
Interest	49
TOTAL INVESTMENT INCOME	307,461

EXPENSES
Investment advisory fees	74,189
Management fees	74,189
Administrative services fees	46,127
Professional fees	44,839
Distribution (12b-1) fees	37,095
Transfer agent fees	35,839
Accounting services fees	23,992
Insurance expense	16,699
Compliance officer fees	12,638
Directors' fees and expenses	12,202
Registration fees	11,677
Printing and postage expenses	9,025
Shareholder servicing / Non 12b-1 fees	4,320
Custodian fees	2,926
Other expenses	11,614
TOTAL EXPENSES	417,371

Fees waived by the Advisor	(74,189)
Fees waived and expenses reimbursed by the Manager	(83,478)
NET EXPENSES	259,704
NET INVESTMENT INCOME	47,757

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	546,309
Net change in unrealized appreciation of investments	2,048,491
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,594,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,642,557

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2012	2011
FROM OPERATIONS
Net investment income	$ 47,757	$ 86
Net realized gain (loss) from security transactions	546,309	(354,299)
Net change in unrealized appreciation on investments	2,048,491	387,584
Net increase in net assets resulting from operations	2,642,557	33,371

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(47,757)	-
From net realized gains	-	(220,932)
From paid in capital	(2,092)	(20,225)
Net decrease in net assets from distributions to shareholders	(49,849)	(241,157)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,358,513	66,602
Net asset value of shares issued in
reinvestment of distributions to shareholders	29,963	140,600
Payments for shares redeemed	(987,146)	(1,011,694)
Net increase (decrease) in net assets from capital share transactions	401,330	(804,492)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,994,038	(1,012,278)

NET ASSETS
Beginning of year	13,372,592	14,384,870
End of year *	$ 16,366,630	$ 13,372,592
* Includes accumulated net investment income of:	$ -	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	87,202	4,835
Shares Reinvested	1,866	10,840
Shares Redeemed	(67,087)	(72,981)
Net increase (decrease) in shares outstanding	21,981	(57,306)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	December 31,		December 31,		December 31,	December 31,		December 31,
	2012		2011		2010	2009		2008
Net Asset Value, Beginning of Year	$ 13.44		$ 13.67		$ 11.58	$ 9.16		$ 15.22

Activity from investment operations:
Net investment income (loss)	0.05		0.00	(3)	(0.04)	0.02		0.13
Net realized and unrealized
gain (loss) on investments	2.66		0.01		2.10	2.42		(6.06)
Total from investment operations	2.71		0.01		2.06	2.44		(5.93)

Paid-in-Capital from Redemption Fees	-		-		0.03	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	(0.05)		-		-	(0.02)		(0.13)
Net realized gains	-		(0.22)		-	-		-
Paid in capital	(0.00)	(3)	(0.02)		-	-		-
Total distributions	(0.05)		(0.24)		-	(0.02)		(0.13)

Net Asset Value, End of Year	$ 16.10		$ 13.44		$ 13.67	$ 11.58		$ 9.16

Total Return (1)	20.16%		0.17%		18.05%	26.61%		(38.95)%

Net Assets, At End of Year	$16,366,630		$13,372,592		$14,384,870	$14,970,245		$13,542,394

Ratio of gross expenses to average
net assets (2)	2.81%		2.98%		2.91%	2.94%		2.41%
Ratio of net expenses to average
net assets	1.75%		1.75%		1.75%	1.75%		1.75%
Ratio of net investment income (loss)
to average net assets	0.32%		0.00%	(4)	(0.26)%	0.13%		0.77%

Portfolio Turnover Rate	5%		11%		20%	17%		10%

(1)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.
(3)	Amount represents less than $0.01 per share.
(4)	Amount represents less than 0.01% per share.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the last quoted bid.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of December 31, 2012 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 12,830,514	$ -	$ -	$ 12,830,514
Short-Term Investments	3,601,910	-	-	3,601,910
Total	$ 16,432,424	$ -	$ -	$ 16,432,424

The Fund did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 and Level 2 during the year.  It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting year.

*Refer to the Portfolio of Investments for security classifications.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $658,623 and $2,246,666, respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund.  Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”).  Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  Certain directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least April 30, 2013, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager.  To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets.  If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended.  The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement).  This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement.  This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

As of December 31, 2012, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $169,505

December 31, 2013

  $157,667

December 31, 2014

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2012, the Distributor received $2,955 from front-end sales charges, of which $300 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the year ended December 31, 2012 was $2,335.  The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended.   Expenses incurred in connection with attendance at board meetings may be reimbursed.   No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director.  None of the executive officers receive any compensation from the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2012, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2012	December 31, 2011
Ordinary Income	$ 47,757	$ 31,625
Long-Term Capital Gain	-	189,307
Return of Capital	2,092	20,225
	$ 49,849	$ 241,157

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital	Unrealized	Total
Ordinary	Long-Term	Post October	Loss	Appreciation/	Accumulated
Income	Gains	Losses	Carry Forward	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (453,444)	$ 2,770,497	$ 2,317,053

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2012, the Fund had a long–term capital loss carryforward for Federal income tax purposes available to offset future capital gains of $453,444 that is non-expiring.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

7.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 27, 2013

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES (Unaudited)

December 31, 2012

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12	Expense Ratio During Period ** 7/1/12 – 12/31/12
Actual	$1,000.00	$1,080.20	$9.15	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [366].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 13, 2012, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements.  Fund counsel noted in selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement.  These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and both other large-cap value funds (“Performance Universe”), as classified by Morningstar, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares;  and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements.  In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a description of the methodology used to determine the Performance Universes to prepare its information.

The Board considered several matters  in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale.  However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universes and the Fund’s benchmark index.  The Board noted that the Fund outperformed the average performance of the large-cap value performance universe for the one, three, and five-year periods ended September 30, 2012.  The Independent Directors expressed their desire that the Adviser continue to manage the Fund using the same value style that he has consistently applied during his career as described in the Fund’s prospectus.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy.  The Independent Directors also engaged in discussions with the Adviser and staff who are responsible for assisting in the overall functioning of the Adviser, and Ladenburg and members of its staff who are responsible for the overall functioning of the Manager.  Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon)were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement.  The Board noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.

Fees and Expenses.  The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe averages.  The Board noted that the Fund has a higher overall combined management fee and advisory fee rate and a higher gross net expense ratio (before giving effect to the fee waiver and expense reimbursement) than the universe’s averages, but the combined fee rate and gross expense ratio (after giving effect to the fee waiver and expense reimbursement) were lower than the universe’s averages.  The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.  The Board understood that, after giving affect to the fee waiver, the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund for a portion of the 2012 calendar year but the Fund’s advisory/management fees and Rule 12b-1 fee are currently being waived and the Fund is currently being reimbursed for its expenses in order to maintain that expense ratio.  Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser, the Manager and Ladenburg Thalmann & Co. as the Fund’s principal underwriter.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders.  The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current reimbursement being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager are making a profit under the Agreements.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universe, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. The Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund.

Conclusion.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that:  (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's Directors and officers are set forth in the table below. The Board of Directors is responsible for managing the business affairs of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 70	Chairman	Since Inception	President Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 –present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present.	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 350 Madison Ave., New York, NY 10017 Age: 54	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present; Vice President, C.E. Unterberg, Towbin, July 2003 – September 2008.	1	Director Recognition Media, LLC, December 2003 – present; Director, Dab- O -Matic Corp, April 2000 – present; Director, Global Opportunity Partners Ltd., January 2000 – present.
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Age: 65	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present; Trustee, Incorporated Village of Old Westbury, June 1994 – July 2009.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2012

Richard Finkelstein 1000 Clint Moore Rd., Suite 110 Baton Raton, FL 33487 Age: 63	Director	Since Inception	President, Kenco Communities, 1990 – present.	1	N/A
OFFICERS
Andrew B. Rogers 80 Arkay Drive Hauppauge, NY 11788 Age: 43	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (2006 – Present);  Treasurer of the Fund (2005-2006); President, Fund Compliance Services, LLC (2004 - 2006); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001 - 2006).

				N/A	N/A
Dawn Borelli 80 Arkay Drive Hauppauge, NY 11788 Age: 39	Treasurer	February 2011 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Age: 33	Secretary	2012-present	Paralegal, Gemini Fund Services, LLC (since 2007)	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 Age: 50	Chief Compliance Officer	July 2005 – present

Senior Compliance Officer, Northern Lights Compliance Services, LLC; (2011 - Present); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2012); Vice President, In-house Counsel, The Dreyfus Funds (1999 - 2003).

				N/A	N/A

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $14,750

2011 - $14,750

(b)

Audit-Related Fees

2012 - None

2011 - None

(c)

Tax Fees

2012 – $2,000

2011 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - None

2011 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of April 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Dawn Borelli

Dawn Borelli, Treasurer

Date

3/4/13

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/4/13

* Print the name and title of each signing officer under his or her signature.